Klompas & Rothwell
Chartered Accountants

#212-886 Fort Street
Victoria, B.C. V8W 1H7
Telephone (260) 384-7272
Fax (260) 384-7247

S.J. Rothwell, B.A., C.A.
N.M. Klompas, B. Comm., C.A.

                                AUDITORS' REPORT

To the Stock holder and Board of Directors of Better Call Home, Inc.:

We have audited the balance sheet of Better Call Home, Inc. as at August 31, 2002 and the statements of loss and deficit earnings and cash flows for the four weeks then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian and United States Generally accepted auditing standards. These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material aspects, the financial position of the company as at August 31, 2002 and the results of its operations and its cash flows and changes in stockholders' equity four weeks then ended in accordance with Canadian and United States generally accepted accounting principles described.

     /s/ Kompas & Rothwell
     -------------------------
         Kompas & Rothwell
         Chartered Accountants
         September 6, 2002 Victoria, B.C.

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


                             BETTER CALL HOME, INC.
                                  BALANCE SHEET
                                AUGUST 31, 2002


                                                                     2002
                                                                     ----
                                     ASSETS
                                     ------

Current Assets

         Cash                                                        $  75
                                   LIABILITIES
                                   -----------
Current liabilities

         Accounts payable and accrued charges                        $5,689

                              STOCKHOLDERS' DEFICIT
                              ---------------------


Share capital

Authorized; all without par value
         Unlimited common shares without par value
         Issued and fully paid
           1,000,000 Common shares                                   1,000

Deficit                                                             (6,614)

                                                                    (5,614)
                                                                    $   75
                                                                    ------
Approved by the Board:

---------------------------------
   Director

---------------------------------
   Director


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





                               Klompas & Rothwell
                              Chartered Accountants
                             BETTER CALL HOME, INC.
                             STATEMENT OF CASH FLOWS
                        FOUR WEEKS ENDED AUGUST 31, 2002

                                                                 2002
                                                               -------

Operating activities
     (Loss) for the period                                    $ (6,614)
     Adjustments to reconcile (los) to net cash from
     operating activities:
o        increase in accounts payable                            5,689
                                                               -------
         Cash (used in) operations                                (923)
Financing activities

    Sale of common stock                                         1,000
                                                               -------
    Cash provided by financing activities                        1,000
                                                               -------
Cash position, beginning of period                                 --
                                                               -------
Cash position, end of period                                   $    75
                                                               -------


                               Klompas & Rothwell
                              Chartered Accountants

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

                             BETTER CALL HOME, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                AUGUST 31, 2002

Incorporation:


The company was incorporated August 2, 2002 under the laws of the State of Nevada

1.       Significant accounting policies

         The financial statements reflect the following policy:

         Foreign Currency Translation
         ----------------------------

         The financial statements are presented in United States dollars. In accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation", foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Revenue and expenses are translated at average rates of exchange during the year. Related translation adjustments are reported as a separate component of stockholders' equity, whereas gains or losses resulting from foreign currency translations are included in results of operations.

         Net Loss per Common Share
         -------------------------

         Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Dilutive earnings per share reflect the potential dilution of securities that could share in the earnings of the Company. The accompanying presentation is only of basic loss per share.

         Stock-Based Compensation
         ------------------------

         The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force in Issue No. 96-18. Costs are measured at the estimated fair market value fo the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

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


                             BETTER CALL HOME, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                 AUGUST 31, 2002


         Financial Instruments
         ---------------------

         The company's financial instruments consist of cash and accounts payable. Unless otherwise noted, it is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value, unless otherwise noted.

2.       Related party transactions

         During the period the company entered into an international distribution agreement with Vocalscape Networks Inc. The agreement grants the company the international distribution rights to one of Vocalscape's products. The company issued Vocalscape 925,000 shares of its common stock in exchange for the rights under this agreement.

3.       Subsequent event

         Subsequent to August 31, 2002 the company and its shareholders entered into an agreement with Wavepower.Net, Inc. in which one hundred percent of the common stock of the company will be exchanged for shares in Wavepower.Net., Inc. The transaction is anticipated to close September 5, 2002, pending completion of due diligence.

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